Events occurring after the reporting period	12 Months Ended
Jun. 30, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events occurring after the reporting period

15. Events occurring after the reporting period

On August 13, 2020, the ODAC of the FDA voted in favor that available data support the efficacy of RYONCIL in pediatric patients with SR-aGVHD. The ODAC is an independent panel of experts that evaluates efficacy and safety of data and makes appropriate recommendations to the FDA. Although the FDA will consider the recommendation of the panel, the final decision regarding the approval of the product is made solely by the FDA, and the recommendations by the panel are non-binding. RYONCIL has been accepted for Priority Review by the FDA with an action date of September 30, 2020, under the PDUFA. Assumptions associated with SR-aGVHD in pediatric patients is included within the total valuation of contingent consideration, Osiris MSC products within in-process research and development and NovaQuest borrowings on the balance sheet.

In August 2020, the Group amended the terms of the Hercules loan agreement to defer principal repayments to March 2021. As at June 30, 2020, principal repayments were due to commence in October 2020 and as a result $24.3 million of the borrowings were recognized as a current liability, given that the terms of the loan agreement to defer principal repayments were amended subsequent to the period end. Principal repayments can be further deferred to the loan maturity date of March 2022 if certain milestones are satisfied.

There were no other events that have occurred after June 30, 2020 and prior to the signing of this financial report that would likely have a material impact on the financial results presented.